UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) December 10, 2012

                        Commission File Number 000-53774


                          EARTH DRAGON RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                                           27-4537450
     (State or other jurisdiction of                          (I.R.S. Employer
      incorporation or organization)                         Identification No.)

      402 W. Broadway, Suite 400
         San Diego, California                                      92101
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (619) 321-6882
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ITEM 8.01 - OTHER EVENTS

As previously announced, Earth Dragon Resources, Inc. and its wholly-owned subsidiary, Project X, Inc., have entered into a New Joint Venture Agreement with Deep Marine Salvage ("DMS") to create a joint venture to salvage cargo from certain identified shipwrecks (the "Joint Venture"). A copy of the new Joint Venture Agreement was filed as an Exhibit to Earth Dragon's Current Report on Form 8-K filed with the dated September 11, 2012.

The Joint Venture was formed for the financing and salvage of three (3) World War I shipwrecks, which the Company's management believes contains cargo consisting of precious metals. The UK government issued three (3) licenses for these wrecks to our Joint Venture partner in December 2011.

Research  obtained by the Company  indicates a large amount of gold cargo on two
(2) wrecks and silver cargo on the third. All three (3) wrecks lie in less than 250 meters of water. As a result of such research, the Joint Venture conducted a final survey of all three (3) wrecks in preparation for recovery operations, which are scheduled to begin May 2013. We expect to release results of the survey in the next few weeks.

EARH could receive up to approximately $650 million from the recovery assuming 100% of the cargo on all three (3) wrecks is salvaged and gold and silver prices remain at today's levels.

Marine salvage comes with many risks factors including accuracy of research, raising the necessary capital, the ability to complete the salvage and fluctuating expenses of marine operations. Operational risk factors can affect the amount of cargo that is actually recovered.

FORWARD-LOOKING STATEMENTS

Statements about our future expectations are "forward-looking statements", which are not guarantees of future performance. When used herein, the words "may," "will," "should," "anticipate," "believe," "appear," "intend," "plan," "expect," "estimate," "approximate," "potential" and similar expressions are intended to identify such forward-looking statements. These statements involve risks and uncertainties inherent in our business, including those set forth below and also set forth in our other filings with the Securities and Exchange Commission, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

RISK FACTORS

Set forth below are cautionary statements identifying important factors that could cause actual events or results to differ materially from any forward-looking statements made by or on behalf of us, whether oral or written. We wish to ensure that any forward-looking statements are accompanied by meaningful cautionary statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause actual events or results to differ materially from our forward-looking statements.

REVENUES

The company's revenues could be impacted if they elect to sell part of their Joint Venture to obtain capital. This would result in a decrease in revenue for the company assuming cargo is recovered.

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BUSINESS RISKS

ACTS OF PIRACY

Firstly the Wrecks are located in British waters approximately within 50 nautical miles off the coast of Ireland. These are sovereign waters with oversight by the British Government. Piracy is not an issue generally within these protected waters. Despite these facts there is no assurance that our salvage operations would not be subject to an act of piracy.

WEATHER CONDITIONS

Management and our Joint Venture partner adequate time contingencies have been allocated into the salvage operations time lines - taking into consideration potential weather delays. The optimal seasonal time has been chosen to undertake the operation. However, weather is by its very nature unpredictable, and though great care is taken to plan operations for the best months of the year in any given area may force a temporary shutdown of salvage operations.

SALVAGE RISKS

There are no guarantees offered that the Cargo as envisioned actually exists on the wrecks or that it can be recovered. Recovery of entire budgets or expenditures may not be fully assured. Marine salvage is a high risk operation without guarantees.

LEGAL CLAIMS

We believe that the Joint Venture owns all legal claims to the cargo on the identified wreck, subject to the contractual claims of the UK government to any cargo recovered. However, this may not preclude other parties from attempting to make a legal challenge against our claims. We presently are not aware of any competing claims.

GENERAL RISK

General risk applies to any and all business ventures and all commercial business risks are inherent herein. This is not an extensive list of all potential risk factors.

There are no guarantees offered herein or represented by management. Any business venture of this kind must be considered to be a high risk business venture and high risk investment and Offering.

There are several business risks associated with any commercial venture and there is no different consideration to be given to this Company or it's operations. General risks can include but not limited to: having sufficient funds necessary to meet our operating budget and all contingent expenses, management failures and bad decision making, stock market fluctuations, economic risks, there are no ultimate assurances that Cargos can be recovered nor monetized successfully, salvage operations and techniques can fail, there are significant regulatory compliance issues, regulators can impose cease trading restrictions or other restrictions on junior public companies of this kind. All normal business and commercial risks can and will apply to this venture.

Refer to the disclaimers and forward looking statements posted on these presentations that are meant to cover all items prepared or presented with respect to this Offering and all related material. Refer also to the disclaimer posted on the Project Budget. Professional advisors should be consulted to properly understand these and all disclaimers associated with this Offering and related materials and information.

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This is a high risk business venture . Any Investment  Returns are estimates and projections only and are not guaranteed. Investing in junior public stocks is considered to be high risk in nature. There are no guarantees offered herein.

LEGAL AND SECURITIES RISKS

IF ANY OF THE FOLLOWING RISKS OCCUR, OUR BUSINESS, OPERATING RESULTS AND FINANCIAL CONDITION COULD BE SERIOUSLY HARMED. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES WE FACE. ADDITIONAL RISKS AND UNCERTAINTIES, INCLUDING THOSE THAT WE DO NOT KNOW ABOUT OR THAT WE CURRENTLY DEEM IMMATERIAL, ALSO MAY ADVERSELY AFFECT OUR BUSINESS.

RISKS RELATED TO US AND OUR INDUSTRY

WE HAVE NEVER EARNED A PROFIT AND THERE IS NO GUARANTEE THAT WE WILL EVER EARN A PROFIT.

From our inception to the period ended on August 31, 2012 and to date, we have not generated any revenue. We do not currently have any revenue producing operations. We are not currently operating profitably, and it should be anticipated that we will operate at a loss at least until such time when the production stage is achieved, if production is, in fact, ever achieved.

WE ARE SENSITIVE TO FLUCTUATIONS IN THE PRICE OF GOLD AND OTHER MINERALS, WHICH IS BEYOND OUR CONTROL. THE PRICE OF GOLD AND OTHER MINERALS IS VOLATILE AND PRICE CHANGES ARE BEYOND OUR CONTROL.

The price of gold and other precious metals can fluctuate. The prices of gold and other precious metals have been and will continue to be affected by numerous factors beyond our control. Factors that affect the price of gold and other precious metals include the demand from consumers for products that use gold and other precious metals, economic conditions, over supply from secondary sources and costs of production. Price volatility and downward price pressure, which can lead to lower prices, could have a material adverse effect on the costs or the viability of our projects.

MARINE SALVATION IS A HIGHLY SPECULATIVE BUSINESS AND WE MAY NOT BE SUCCESSFUL IN RECOVERING CARGO.

The process of marine salvation is a highly speculative business. In seeking available opportunities, we will compete with a number of other companies, including established, multi-national companies that have more experience and resources than us.

RISKS RELATED TO OUR FINANCIAL CONDITION AND BUSINESS MODEL

WE HAVE NOT PAID ANY CASH DIVIDENDS ON OUR SHARES OF COMMON STOCK AND DO NOT ANTICIPATE PAYING ANY SUCH DIVIDENDS IN THE IMMEDIATE FUTURE.

Payment of future dividends, if any, will depend on our earnings and capital requirements, our debt facilities and other factors considered appropriate by our Board of Directors. To date, we have not paid any cash dividends on our Common Stock and do not anticipate paying any such dividends in the immediate future. Management does make forward looking statements in this regard - should

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its venture  succeed then  management  does intend to pay  dividends  subject to several risk factors which could however be out of management's control.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

We will need to obtain additional financing in order to complete our business plan. We may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor acceptance of Cargo and investor sentiment. These factors may adversely affect the timing, amount, terms, or conditions of any financing that we may obtain or make any additional financing unavailable to us.

BECAUSE OF OUR LIMITED RESOURCES AND THE SPECULATIVE NATURE OF OUR BUSINESS, THERE IS A SUBSTANTIAL DOUBT AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

The report of our independent auditors, on our most recent audited financial statements indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern. Our continued operations are dependent on our ability to obtain financing and upon our ability to achieve future profitable operations. If we are not able to continue as a going concern, it is likely investors will lose their investment.

OUR STOCK IS A PENNY STOCK. TRADING OF OUR STOCK MAY BE RESTRICTED BY THE SEC'S PENNY STOCK REGULATIONS AND THE NASDAQ'S SALES PRACTICE REQUIREMENTS, WHICH MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

Our common shares may be deemed to be "penny stock" as that term is defined in Regulation Section "240.3a51 -1" of the Securities and Exchange Commission (the "SEC"). Penny stocks are stocks: (a) with a price of less than U.S. $5.00 per share; (b) that are not traded on a "recognized" national exchange; (c) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ - where listed stocks must still meet requirement (a) above); or (d) in issuers with net tangible assets of less than U.S. $2,000,000 (if the issuer has been in continuous operation for at least three (3) years) or U.S. $5,000,000 (if in continuous operation for less than three (3) years), or with average revenues of less than U.S. $6,000,000 for the last three (3) years.

Section "15(g)" of the United States Securities Exchange Act of 1934, as amended, and Regulation Section "240.15g(c)2" of the SEC require broker dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in our common shares are urged to obtain and read such disclosure carefully before purchasing any common shares that are deemed to be "penny stock".

Moreover, Regulation Section "240.15g -9" of the SEC requires broker dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to: (a) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (b) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (c) provide the investor with a written statement setting forth the basis on which the broker dealer made the determination in
(ii) above; and (d) receive a signed and dated copy of such statement from the investor confirming that it accurately reflects the investor's financial

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situation,  investment  experience and investment  objectives.  Compliance  with these requirements may make it more difficult for investors in our common shares to resell their common shares to third parties or to otherwise dispose of them. Stockholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, dated April 17, 1991, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

     (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

     (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

     (iii)boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons;

     (iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and

     (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 13, 2012

EARTH DRAGON RESOURCES, INC.


By: /s/ J. Michael Johnson
   -----------------------------------
Name:  J. Michael Johnson
Title: President


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